EXHIBIT 99

Chrysler Financial                                                                 Distribution Date:                        2/6/02
DaimlerChrysler Auto Trust 2001-A Monthly Servicer's Certificate (HG)                                                   Page 1 of 2
-----------------------------------------------------------------------------------------------------------------------------------
       Payment Determination Statement Number                                                 11.00
       Distribution Date                                                                     2/6/02

       DATES COVERED                                                             FROM AND INCLUDING           TO AND INCLUDING
       --------------                                                            ------------------           ----------------
            Collections Period                                                               1/1/02                         1/31/02
            Accrual Period                                                                   1/7/02                          2/5/02
            30/360 Days                                                                          30
            Actual/360 Days                                                                      30


                                                                                     NUMBER OF
       COLLATERAL POOL BALANCE DATA                                                  ACCOUNTS                     $ AMOUNT
       ----------------------------                                                  --------                     --------
       Pool Balance - Beginning of Period                                                   109,499                1,421,764,886.22
       Collections of Installment Principal                                                                           36,758,430.20
       Collections Attributable to Full Payoffs                                                                       16,022,781.25
       Principal Amount of Repurchases                                                                                            -
       Principal Amount of Gross Losses                                                  15,121,680                    2,997,587.62
                                                                                                                   ----------------

       Pool Balance - End of Period                                                         107,867                1,365,986,087.15
                                                                                                                   ================

       POOL STATISTICS                                                                                          END OF PERIOD
       ---------------                                                                                          -------------
       Initial Pool Balance (Pool Balance at the Purchase Date)                                                    1,974,999,135.90
       Pool Factor (Pool Balance as a Percent of Initial Pool Balance)                                                         0.69

       Ending O/C Amount                                                                                              83,444,680.41
       Coverage Ratio (Ending Pool Balance as a Percent of Ending Securities)                                                  1.07

       CUMULATIVE NET LOSSES                                                           5,356,265.53                    6,511,403.43
       ----------------------
       Net Loss Ratio (3 mo. Weighted Avg.)                                                                                    0.01
       Cumulative Recovery Ratio                                                                                               0.64
       60+ Days Delinquency Amount                                                                                     6,705,543.57
       Delinquency Ratio (3 mo. Weighted Avg.)                                                                                 0.00

       Weighted Average APR                                                                                                    0.07
       Weighted Average Remaining Term (months)                                                                               42.03
       Weighted Average Seasoning (months)                                                                                    15.57




Chrysler Financial                                                           Distribution Date:                              2/6/02

DAIMLERCHRYSLER AUTO TRUST 2001-A MONTHLY SERVICER'S CERTIFICATE (HG)                                                   PAGE 2 OF 2
-----------------------------------------------------------------------------------------------------------------------------------
       Cash Sources
            Collections of Installment Principal                                                                      36,758,430.20
            Collections Attributable to Full Payoffs                                                                  16,022,781.25
            Principal Amount of Repurchases                                                                                       -
            Recoveries on Loss Accounts                                                9,765,414.52                    1,842,449.72

            Collections of Interest                                                                                    8,168,559.56
            Investment Earnings                                                                                           65,310.68
            Reserve Account                                                                                            4,651,165.00
            Total Sources                                                                                             67,508,696.41
                                                                                                                   ----------------
                                                                                                                   ================

       Cash Uses
            Servicer Fee                                                                                               1,184,804.07
            Note Interest                                                                                              5,462,165.61
            Reserve Fund                                                                                               4,651,165.00
            O/C Release to Seller                                                                                      4,149,676.94
            Note Principal                                                                                            52,060,884.79
            Total Cash Uses                                                                                           67,508,696.41
                                                                                                                   ----------------
                                                                                                                   ================

       Administrative Payment
       TOTAL PRINCIPAL AND INTEREST SOURCES                                                                           67,508,696.41
       -------------------------------------
       Investment Earnings in Trust Account                                                                              (65,310.68)
       Daily Collections Remitted                                                                                    (60,769,298.67)
       Cash Reserve in Trust Account                                                                                  (4,651,165.00)
       Servicer Fee (withheld)                                                                                        (1,184,804.07)
       O/C Release to Seller                                                                                          (4,149,676.94)
                                                                                                                   ----------------
            PAYMENT DUE TO/(FROM) TRUST ACCOUNT                                                                       (3,311,558.95)
                                                                                                                   ================
      O/C Release     (Prospectus pg S16)
      POOL BALANCE                                                                                                 1,365,986,087.15
      --------------
      Yield Supplement O/C Amount                                                                                    (30,005,455.13)
      Adjusted Pool Balance                                                                                        1,335,980,632.02

      Total Securities                                                                                             1,282,541,406.74
                                                                                                                   ----------------
                                                                                                                   ================
      Adjusted O/C Amount                                                                                             53,439,225.28

      O/C Release Threshold                                                                                           53,439,225.28

      O/C Release Period?       (A1 Notes Matured)         Yes

      O/C Release                                                                                                      4,149,676.94



                                               Beginning             Ending          Principal     Principal per      Interest
                                                Balance             Balance           Payment        $1000 Face       Payment
                                           ----------------   ----------------   ----------------  -------------   ------------
      NOTES & CERTIFICATES
      --------------------
      Class A-1 300,000,000.00 @ 5.095%                   -                  -                  -           -                 -
      Class A-2 790,000,000.00 @ 4.98%       564,136,291.53     512,075,406.74      52,060,884.79       65.90      2,341,165.61
      Class A-3 370,000,000.00 @ 5.16%       370,000,000.00     370,000,000.00                  -           -      1,591,000.00
      Class A-4 340,000,000.00 @ 5.40%       340,000,000.00     340,000,000.00                  -           -      1,530,000.00
      Certificates                            60,466,000.00      60,466,000.00                  -           -                 -
                                           ----------------   ----------------   ----------------                  ------------
          Total Securities                 1,334,602,291.53   1,282,541,406.74      52,060,884.79                  5,462,165.61
                                           ================   ================   ================                  ============

                                            Interest per
                                             $1000 Face        Original
                                            ------------
      NOTES & CERTIFICATES
      --------------------
      Class A-1 300,000,000.00 @ 5.095%             -       300,000,000.00
      Class A-2 790,000,000.00 @ 4.98%           2.96       790,000,000.00
      Class A-3 370,000,000.00 @ 5.16%           4.30       370,000,000.00
      Class A-4 340,000,000.00 @ 5.40%           4.50       340,000,000.00
      Certificates                                           60,466,000.00
                                                          ----------------
          Total Securities                                1,860,466,000.00
                                                          ================


Class A-1 Interest is computed on an Actual/360 Basis. Days in current period 30
                                                                              --